Exhibit 10.4

VC_SANTA HELENA
Votorantim	GECON VE.: 249/10 - GECON VC: 257/10
Energy

FIRST AMENDMENT TO THE ELECTRIC POWER PURCHASE AND SALE AGREEMENT BETWEEN VOTENER - VOTORANTIM COMERCIALIZADORA DE ENERGIA LTDA. AND VOTORANTIM CIMENTOS S.A.

VOTENER - VOTORANTIM COMERCIALIZADORA DE ENERGIA LTDA., a private legal entity, distributor of electrical power with its headquarters at Praça Ramos de Azevedo, 254 - 5th floor, District Centro, City of São Paulo, São Paulo State/SP, Federal Company Tax Registration (CNPJ). 03.984.862 / 0001-94, State Company Tax Registration (IE): 1,159,705,901,118, represented by its legal representatives established by the terms of its Articles of Association and duly signed by them, hereinafter known as the SELLER; and;

VOTORANTIM CIMENTOS S.A., successor by incorporation to VOTORANTIM CIMENTOS BRASIL S.A., a private legal entity, with industrial plant situated at Praça Brasil 16, Vila Santa Helena District, in the Municipality of Votorantim, São Paulo State/SP, Postcode: 18117-720, Federal Company Tax Registration (CNPJ): 01.637.895 / 0174-50, State Company Tax Registration (IE): 717.116.068.110 , represented by its legal representatives as established by the terms of its Articles of Association and duly signed by them, hereinafter known as the PURCHASER;

jointly referred to as PARTIES, and separately referred to as PARTY;

WHEREAS:

(i)	The PARTIES signed on 12/01/2009 an Electric Power Purchase and Sale Agreement, for the period between 1 January 2010 and 31 December 2014 (“AGREEMENT”);

(ii)	The AGREEMENT foresees, by the SELLER, the planning and management of the energy resources required to meet the demand of the industrial plants belonging to the Votorantim Group.

(iii)	The planning and management undertaken by the SELLER ensures that the actual price paid by the PURCHASER for the supply of energy may be less than or greater than the PRICE laid down in Appendix II;

The SELLER and the PURCHASER agree in common accord to this FIRST AMENDMENT, with the following terms and conditions:

FIRST CLAUSE

CLAUSE 2.1 of the AGREEMENT shall now read as follows:

2.1.	This AGREEMENT shall take effect dating from the date of signature and shall remain in force during the entire SUPPLY PERIOD, until 31 December 2015, or until all the contractual obligations of both PARTIES have been fulfilled, in accordance with the terms of payment for the monthly invoices relating to the delivery of the quantity of ENERGY CONTRACTED for that period, unless this agreement is terminated prematurely.

SECOND CLAUSE

CLAUSE 3.1 of the AGREEMENT shall now read as follows:

3.1.	The PURCHASER shall pay the SELLER the price per megawatt-hour supplied as set out in Item D in Appendix I, based on the forecast of the amount of energy to be supplied as set out in that Appendix, observing the provisions established in Appendix II.

3.1.1.	The PARTIES declare and accept that there may be significant variations between the PRICE set out in item D of Appendix I and the PRICE billed to the PURCHASER in invoices raised for the supply of electrical energy during the period of this AGREEMENT as a result of variations in the consumption of electrical energy by the PURCHASER and of the management procedures implemented by the SELLER.

3.1.2	Similar to the situation provided for in item 3.1.1, the PARTIES declare and accept that there may be significant variations between the QUANTITY of ENERGY CONTRACTED for as set out in item C of Appendix I and the amount billed to the PURCHASER in invoices raised for the supply of electrical energy during the period of this AGREEMENT as a result of variations in the consumption of electrical energy by the PURCHASER and of the management procedures implemented by the SELLER.

VC_SANTA HELENA
Votorantim	GECON VE.: 249/10- GECON VC: 257/10
Energy

THIRD CLAUSE

Appendix I of the original AGREEMENT is fully replaced by the Appendix to this FIRST AMENDMENT.

FOURTH CLAUSE

Upon signature of this first amendment to the AGREEMENT, where it states “Votorantim Cimentos Brasil S.A”. it should now be read as “Votorantim Cimentos S.A.”.

FIFTH CLAUSE

All other terms and provisions contained in the AGREEMENT and its Appendixes shall remain in force. Terms and expressions used in this FIRST AMENDMENT which are not specifically defined therein shall have the meaning assigned to them in the AGREEMENT.

In witness whereof, the PARTIES enter into this agreement in two copies of equal content and form in the presence of the two undersigned witnesses.

São Paulo, 3 January 2011.

ON BEHALF OF: VOTENER - VOTORANTIM COMERCIALIZADORA DE ENERGIA LTDA:

/s/ Otavio Carneiro de Rezende		/s/ José Renato Hilst Izar

Name:	OTAVIO CARNEIRO DE REZENDE	Name:	JOSÉ RENATO HILST IZAR
Position:	DIRECTOR	Position:	DIRECTOR

ON BEHALF OF: VOTORANTIM CIMENTOS BRASIL S.A.

/s/ Alvaro Lorenz		/s/ Sidney Catania

Name:	ALVARO LORENZ	Name:	SIDNEY CATANIA
Position:	DIRECTOR	Position:	DIRECTOR

Witnesses:

/s/ Alba Cristina Goulart		/s/ Dorinha Pecchi

Name:	ALBA CRISTINA GOULART	Name:	DORINHA PECCHI

(Signature page of the FIRST AMENDMENT to the Electric Power Purchase and Sale Agreement between Votener and Votorantim Cimentos S.A.)

Votorantim ▼ Energy	VC_SANTA HELENA
GECON VE.: 249/10 - GECON VC: 257/10

Appendix I

A) POINT OF DELIVERY: Central-West Region sub-market Nominal Delivery Point

B) PERIOD OF SUPPLY: The obligation of SELLER to deliver the quantity of CONTRACTED ENERGY commences on January 2010 and terminates on 31 December 2015.

C) CONTRACTED ENERGY: The quantity of electrical energy expressed in megawatt-hours.

C.1) Period: 01/01/2010 to 12/31/2010

Jan. /10	Feb. /10	March/10	April /10	May/10	June/10
25,034.129	22,849.064	19,786.650	24,064.021	25,125.419	26,663.250

July/10	Aug./10	Sept./10	Oct./10	Nov./10	Dec./10
24,684.682	27,206.185	18,367.055	23,225.653	23,749.585	23,315.144

C.2) Period: 01/01/2011 to 12/31/2011

Jan. /11	Feb. /11	March/11	April /11	May/11	June/11
7,583	8,697	7,930	24,589	25,690	24,966

July/11	Aug./11	Sept./11	Oct./11	Nov./11	Dec./11
24,607	23,410	24,237	24,660	24,529	24,458

C.3) Period: 01/01/2012 to 12/31/2015

2012	2013	2014	2015
393,673	434,961	434,961	434,961

D) PRICE: Values expressed in Brazilian Reals per megawatt-hour (without Sales and Services Tax (ICMS) but including the Social Levy (PIS-COFINS)). The prices below are those for the reference dates given for each period and will be readjusted every 12 (twelve) months in accordance with the General Market Price Index (IGP-M) calculated by the Getulio Vargas Foundation or by any other index that replaces it.

D.1) Reference Date: 12/31/2009

Jan./10	Feb. /10		March/10		April/10		May/10		June/10
R$82.13	R$	76.76	R$	96.49	R$	115.30	R$	112.04	R$	133.57

July/10	Aug./10		Sept./10		Oct./10		Nov./10		Dec./10
R$125.71	R$	121.13	R$	116.62	R$	116.04	R$	115.52	R$	132.60

D.2) Reference Date: 12/31/2010

Jan./11	Feb. /11		March/11		April/11		May/11		June/11
R$111.41	R$	121.88	R$	124.98	R$	129.99	R$	.130.73	R$	130.53

July/11	Aug./11		Sept./11		Oct./11		Nov./11		Dec./11
R$128.95	R$	127.78	R$	.130.29	R$	130.94	R$	130.84	R$	127.25

D.3) Reference Date: 06/30/2010

2012	2013		2014		2015
R$130.71	R$	134.57	R$	138.51	R$	142.72

Votorantim ▼ Energy	VC_SANTA HELENA
GECON VE.: 249/10 - GECON VC: 257/10

E) PLANT SUPPLIED WITH ELECTRICAL ENERGY

Company Name	VOTORANTIM CIMENTOS S.A.
Tax Registration (CNPJ):	01.637.895/0174-50
State Registration (IE):	717.116.068.110
Address:	Praça Brasil, n°. 16, Bairro: Vila Santa Helena, Município: Votorantim, Estado: São Paulo/SP, CEP: 18117-720

F) RESPONSIBLE FOR AGREEMENT

SELLER	PURCHASER
Name: Dorinha Pecchi	Name: Sérgio de Oliveira Hessel
Telephone: (11)2159-33386	Telephone: (15) 2102-2288
E-mail: dorinha.oecchi@venergia.com.br	E-mail: serqio.hessei@vcimentos.com.br
Address: Praça Ramos de Azevedo, n°. 254 - 5th Andar, Bairro: Centro, Município: São Paulo, Estado: São Paulo/SP, CEP: 01037-912	Address: Praça Brasil, n°. 16, Bairro: Vila Santa Helena, Município: Votorantim, Estado: São Paulo/SP, CEP: 18117-720